UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    February 28, 2019

CRA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-24049	04-2372210
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	file number)	identification no.)

200 Clarendon Street, Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (617) 425-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02                                           Results of Operations and Financial Condition.

On February 28, 2019, we issued a press release reporting our financial results for our fiscal quarter ended December 29, 2018. A copy of the press release is set forth as Exhibit 99.1 and is incorporated by reference herein. On February 28, 2019, we also posted on our website supplemental financial information, including prepared CFO remarks. A copy of the supplemental financial information is set forth as Exhibit 99.2 and incorporated by reference herein.

The information contained in Item 2.02 of this report and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 7.01                                           Regulation FD Disclosure.

On February 28, 2019, we announced that our board of directors declared a quarterly cash dividend on our common stock of $0.20 per share to be paid on March 22, 2019 to all shareholders of record as of March 12, 2019. A copy of the press release is set forth as Exhibit 99.3 and is incorporated by reference herein.

The information contained in Item 7.01 of this report and Exhibit 99.3 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 8.01                                           Other Events.

On February 28, 2019, we announced that our board of directors authorized an expansion to our existing share repurchase program of an additional $20.0 million of outstanding shares of our common stock.

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits

Number	Title

99.1	February 28, 2019 earnings press release

99.2	Supplemental financial information (prepared CFO remarks)

99.3	February 28, 2019 dividend press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRA INTERNATIONAL, INC.

Dated: February 28, 2019	By:	/s/ Chad M. Holmes
Chad M. Holmes
Chief Financial Officer, Executive Vice President
and Treasurer